SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 1999


                          CONTEX ENTERPRISE GROUP, INC.
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             (Exact name of registrant as specified in its charter)



   Colorado                0-25319 - CIK: 0001055313            84-1191355
---------------            -------------------------        -------------------
(State or other                  (Commission                  (IRS Employer
 juridiction                      File Number)              Identification No.)
Of incorporation)



                    1629 York Street, Denver, Colorado 80206
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (303) 691-6163


                             MESA COUNTY BREWING CO.
            4155 E. Jewell Avenue, Suite 909, Denver, Colorado 80222
       -------------------------------------------------------------------
       (Former name and address of registrant - changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

The former accountant for the Company, Kish, Leake & Associates, CPA has resigned as auditor for the Company effective December 1, 1999 and has advised the Company that it no longer intends to audit companies with respect to securities and companies issuing securities under the provisions of the Securities Act of 1933, as amended, and reporting under the Securities Exchange Act of 1934.

There are no disagreements between the Company and the accountant.

The Company has appointed Cordovano & Harvey, P.C., 201 Steele Street, Denver, Colorado 80206 as its auditor for the year ended February 29, 2000.

Item 5. Other events

The Company held its annual meeting of shareholders on December 15, 1999. The following resolutions were adopted unanimously by the shareholders:

     RESOLVED, that the Corporation cease its business purpose of publication of information pertaining to brew pubs and microbreweries and seek to acquire or merge with another corporation which would provide an on-going enterprise.

     RESOLVED, that the name of the Corporation be changed to Contex Enterprise Group, Inc., to better reflect any future activity.

     RESOLVED, that the Corporation accept the return and repurchase of 40,000 shares of preferred stock from the preferred shareholder at a price of $4,000 and sell and issue 50,000 shares of preferred stock at $1.00 per share with the following preferences:

     The holders of the preferred stock share be entitled, as preferences, to a mandatory annual dividend of 15% of the purchase price of the Preferred Stock accruing from the date of purchase, payable on or before March 31 of each year following issuance, such dividend to be cumulative, plus the right upon change in control of more that 50% of the Corporation's issued and outstanding Common Stock in any 90 day period to receive, upon tender of the preferred Stock certificate(s), an amount equal to twice the sum paid therefore at the time of issuance plus accrued dividend through the date of tender.

     RESOLVED, that the registered and principal offices of the Corporation be changed to 1629 York Street, Denver, Colorado 80206, and that Gerald H. Trumbule be appointed as Agent for the Corporation at that address.

     RESOLVED, that the officers of this Corporation take the necessary steps to effect the actions taken at this meeting including filing of all necessary documents with the proper governmental authorities.

     RESOLVED, that the officers of the Corporation file for listing of its common stock through a market maker on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc.

     The  next  order  of  business   was  the  election  of  directors  of  the
Corporation.   After  discussion,  the  following  persons  were  nominated  for directors:

         Gerald H. Trumbule
         Gary G. Clark

     Upon vote the following persons were unanimously elected as directors to serve until the next annual meeting or until they have been replaced:

         Gerald H. Trumbule
         Gary G. Clark

     The Chairman of the Meeting then opened the meeting to miscellaneous business. After discussion the following resolutions were unanimously adopted:

     RESOLVED, that Cordovano & Harvey, P.C. be appointed as auditors for the Corporation for auditing the financial statements of the Corporation for the fiscal year ended February 29, 2000.

     RESOLVED, that the actions of the directors of the Corporation during the past year to date be approved and ratified, and hereby are.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CONTEX ENTERPRISE GROUP, INC. (fka Mesa County Brewing Co.)
(Registrant)

Date: December 20, 1999

/s/ Gerald H. Trumbule
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Gerald H. Trumbule, Director and Secretary